NATIONWIDE MUTUAL FUNDS
Nationwide Bailard International Equities Fund
Nationwide International Small Cap Fund
Nationwide Schroders Global Equity Fund (formerly, Nationwide Global Sustainable Equity Fund)
Nationwide Strategic Income Fund (formerly, Nationwide Amundi Strategic Income Fund)

Supplement dated June 30, 2026
to the Prospectus dated March 2, 2026

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide Bailard International Equities Fund

Effective immediately, the Prospectus is amended as follows:

1.
The table under the section entitled “Portfolio Managers” on page 6 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service
Daniel McKellar, CFA	Senior Vice President, Director, International Equity Research	Since 2015
Irene Liando, CFA	Vice President, International Equities	Since 2026

2.
The information relating to the Fund under the heading “Portfolio Management” beginning on page 42 of the Prospectus is deleted in its entirety and replaced with the following:

Daniel McKellar, CFA and Irene Liando, CFA, are jointly responsible for the day-to-day management of the Fund.

Mr. McKellar is Senior Vice President, Director, International Equity Research at Bailard. He joined Bailard in 2011 and has over 15 years of investment experience.

Ms. Liando is Vice President, International Equities at Bailard, which she joined in 2023. Prior to joining Bailard, Ms. Liando worked as a Senior Equity Analyst for the Disruption and Asia funds at Evans & Partners in Sydney, Australia from 2019 to 2023.

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